Exhibit 99.1

Luna Innovations Incorporated Reports Third Quarter 2014 Financial Results
Product and licensing revenues increased 47% compared to third quarter of 2013; operating loss improved 45% compared to third quarter of 2013
(ROANOKE, VA, November 5, 2014) – Luna Innovations Incorporated (NASDAQ: LUNA) today announced its financial results for the third quarter and nine months ended September 30, 2014.
Total revenues for the third quarter of 2014 increased 14%, to $5.4 million, compared to $4.7 million for the third quarter of 2013. The increase in total revenues was driven by growth in product and licensing revenues, which grew by 47%, primarily from growth in sales of the company’s ODiSI products for fiber optic sensing. Gross profit improved to $2.1 million, or 39% of total revenues, for the third quarter of 2014 from $1.7 million, or 36% of total revenues, for the third quarter of 2013. Total operating expense for the third quarter of 2014 also improved by $0.2 million, or 6%, compared to the third quarter of 2013. With increased revenues and lower operating expenses, the company's operating loss improved 45% to $0.7 million versus an operating loss of $1.3 million in the third quarter of 2013.
Discontinued operations primarily includes the after-tax gain recognized on the company’s sale of its medical shape sensing business in January 2014 as well as the income and expenses associated with those activities prior to the sale. In the third quarter of 2013, these activities contributed $0.7 million in pre-tax income, which did not recur in the third quarter of 2014. After recognition of discontinued operations and income taxes, the company reported a net loss attributable to common stockholders of $0.8 million, or $0.05 per diluted common share, for the third quarter of 2014, compared to a net loss of $0.6 million, or $0.04 per diluted common share, in the same quarter last year. Adjusted EBITDA, a non-GAAP measure, which is earnings before interest, taxes, and non-cash expenses of share-based compensation, depreciation and amortization, improved to $(0.3) million for the third quarter of 2014, as compared to $(0.7) million for the third quarter of 2013.
Total revenues grew 11%, to $15.1 million, for the first nine months of 2014 compared to $13.6 million for the first nine months of 2013. Products and licensing revenues improved 20%, to $6.1 million, for the first nine months of 2014, compared to $5.1 million in the first nine months of 2013. Technology development revenues increased 5%, to $9.0 million, for the first nine months of 2014 compared to $8.6 million in the first nine months of 2013. Loss from continuing operations before income taxes for the first nine months of 2014 improved $1.6 million, or 30%, to $3.6 million, compared to $5.2 million for the first nine months of 2013. After considering income from discontinued operations, which included the gain on sale of the company’s medical shape sensing business in January 2014 and included the gain on sale of the company’s secure computing assets in addition to the operating contribution of the medical shape sensing business in March 2013, net income attributable to common stockholders improved to $6.8 million, or $0.40 per diluted common share, for the first nine months of 2014 compared to $1.1 million, or $0.07, per diluted common share for the first nine months of 2013.
The company ended the third quarter of 2014 with $14.4 million of cash compared to $7.8 million of cash at the end of 2013 and $14.7 million of cash at June 30, 2014.
“I am very pleased with the improvements we saw in our operating results for the third quarter," said My Chung, president and chief executive officer. "Our strategic focus for growth continues to be in the area of fiber optic sensing, and executing on that initiative resulted in significant top line growth and improved results from continuing operations. We have recently rolled out an enhanced ODiSI product for sensing, and we remain excited by the growth potential that sensing continues to hold for Luna.”

Third Quarter Financial and Business Summary

•	Total revenues grew to $5.4 million in the third quarter of 2014 compared to $4.7 million in the third quarter of 2013.

•	Technology development revenues were $3.1 million for each of the third quarters of 2014 and 2013.

•	Products and licensing revenues were $2.3 million for the third quarter of 2014, up $0.7 million from $1.6 million for the third quarter of 2013.

•	Gross profit for the third quarter of 2014 improved to $2.1 million, or 39% of total revenues, compared to $1.7 million, or 36% of total revenues, for the third quarter of 2013.

•
Selling, general and administrative expenses decreased by 5% to $2.3 million, or 43% of total revenues, for the third quarter of 2014, from $2.4 million, or 52% of total revenues, for the third quarter of 2013.

•	Total operating expense decreased to $2.8 million, or 52% of total revenues, for the third quarter of 2014, from $3.0 million, or 63% of total revenues, for the third quarter of 2013.

•	Adjusted EBITDA improved to $(0.3) million in the third quarter of 2014 from $(0.7) million in the third quarter of 2013.

•	Net loss attributable to common stockholders for the third quarter of 2014 increased to $0.8 million from $0.6 million for the third quarter of 2013.

•	Cash and cash equivalents totaled $14.4 million at September 30, 2014, as compared to $7.8 million at December 31, 2013 and $14.7 million at June 30, 2014.

Nine Months Ended September 30, 2014 Financial Summary

•	Total revenues increased by 11% to $15.1 million for the nine months ended September 30, 2014 compared to $13.6 million for the nine months ended September 30, 2013.

•	Technology development revenues increased by 5% to $9.0 million for the nine months ended September 30, 2014 from $8.6 million for the nine months ended September 30, 2013.

•	Products and licensing revenues increased by 20% from $5.1 million for the nine months ended September 30, 2013 to $6.1 million for the nine months ended September 30, 2014.

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Gross profit for the nine months ended September 30, 2014 increased by 21% to $5.6 million, compared to a gross profit of $4.6 million for the nine months ended September 30, 2013. Gross margin percentages increased to 37% of total revenues for the first nine months of 2014 from 34% of total revenues for the first nine months of 2013.

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Selling, general and administrative expenses decreased to $7.6 million, representing 50%, of total revenues for the nine months ended September 30, 2014, compared to $8.0 million, or 59% of total revenues, for the nine months ended September 30, 2013.

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Total operating expense decreased to $9.3 million, or 61% of total revenues, for the nine months ended September 30, 2014, from $9.9 million, or 73% of total revenues, for the nine months ended September 30, 2013.

•	Adjusted EBITDA improved to $(2.3) million for the nine months ended September 30, 2014 from $(3.4) million for the nine months ended September 30, 2013.

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Net income attributable to common stockholders improved to $6.8 million for the nine months ended September 30, 2014, compared to net income attributable to common stockholders of $1.1 million for the nine months ended September 30, 2013, largely as the result of a net after-tax gain of $9.1 million realized on the sale of the company’s medical shape sensing business in the first quarter of 2014.

Non-GAAP Measures
In evaluating the operating performance of its business, Luna’s management excludes certain charges and credits that are required by generally accepted accounting principles (“GAAP”). These non-GAAP results provide useful information to both management and investors by excluding items that the company believes may not be indicative of its operating performance, because either they are unusual and the company does not expect them to recur in the ordinary course of its business or they are unrelated to the ongoing operation of the business in the ordinary course. These non-GAAP measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure in the table following the financial statements attached to this press release.
Conference Call Information
As previously announced, Luna will conduct an investor conference call at 5:00 p.m. (EDT) today to discuss its financial results and business developments for the third quarter of 2014. The call can be accessed by dialing 877.474.9505 domestically or 857.244.7558 internationally prior to the start of the call. The participant access code is 89570265. Investors are advised to dial in at least five minutes prior to the call to register. The conference call will also be webcast live over the Internet. The webcast can be accessed by logging on to the “Investor Relations” section of the Luna website, www.lunainc.com, prior to the event. The webcast will be archived under the “Webcasts and Presentations” section of the Luna website for at least 30 days following the conference call.
About Luna:
Luna Innovations Incorporated (www.lunainc.com) is a public company composed of scientists, engineers, and business professionals developing and manufacturing a new generation of technologies and products. It has been successful in taking innovative technologies from applied research to product development and ultimately to the commercial market, driving breakthroughs in fields such as aerospace, automotive, telecommunications, healthcare, energy, and defense.

Forward-Looking Statements:
The statements in this release that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include our expectations regarding the company’s operating results and future growth of the company’s fiber optic sensing products. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, technological challenges and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission. Such filings are available at the SEC’s website at www.sec.gov and at the company’s website at www.lunainc.com. The statements made in this release are based on information available to the company as of the date of this release and Luna undertakes no obligation to update any of the forward-looking statements after the date of this release.

Luna Innovations Incorporated
Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
Revenues:
Technology development revenues	$3,067,022	$3,130,206	$8,961,909	$8,564,743
Products and licensing revenues	2,303,508	1,568,646	6,108,799	5,070,441
Total revenues	5,370,530	4,698,852	15,070,708	13,635,184
Cost of revenues:
Technology development costs	2,379,105	2,282,061	6,793,061	6,676,133
Products and licensing costs	908,175	739,646	2,654,305	2,322,776
Total cost of revenues	3,287,280	3,021,707	9,447,366	8,998,909
Gross Profit	2,083,250	1,677,145	5,623,342	4,636,275
Operating expense:
Selling, general and administrative	2,329,713	2,447,972	7,551,512	7,986,541
Research, development and engineering	473,527	531,185	1,707,190	1,932,966
Total operating expense	2,803,240	2,979,157	9,258,702	9,919,507
Operating loss	(719,990)	(1,302,012)	(3,635,360)	(5,283,232)
Other income/(expense):
Other income, net	—	78,162	111,431	271,306
Interest expense	(21,275)	(42,654)	(80,942)	(150,614)
Total other (expense)/income	(21,275)	35,508	30,489	120,692
Loss from continuing operations, before income taxes	(741,265)	(1,266,504)	(3,604,871)	(5,162,540)
Income tax benefit	(274,709)	(491,925)	(1,419,882)	(2,033,694)
Net loss from continuing operations	(466,556)	(774,579)	(2,184,989)	(3,128,846)
Operating (loss)/income from discontinued operations, net of $0.0 million, $0.3 million, $0.0 million and $0.6 million of related income taxes	(52)	394,556	(28,127)	900,179
(Loss)/gain on sale, net of $0.3 million, $0.2 million, $1.6 million and $1.5 million of related income taxes	(277,562)	(233,889)	9,093,268	3,448,270
(Loss)/income from discontinued operations, net of income taxes	(277,614)	160,667	9,065,141	4,348,449
Net (loss)/income	(744,170)	(613,912)	6,880,152	1,219,603
Preferred stock dividend	26,760	26,166	83,630	76,161
Net (loss)/income attributable to common stockholders	$(770,930)	$(640,078)	$6,796,522	$1,143,442
Net loss per share from continuing operations:
Basic	$(0.03)	$(0.05)	$(0.15)	$(0.22)
Diluted	$(0.03)	$(0.05)	$(0.15)	$(0.22)
Net (loss)/income per share from discontinued operations:
Basic	$(0.02)	$0.01	$0.61	$0.30
Diluted	$(0.02)	$0.01	$0.53	$0.26
Net (loss)/income per share attributable to common stockholders:
Basic	$(0.05)	$(0.04)	$0.46	$0.08
Diluted	$(0.05)	$(0.04)	$0.40	$0.07
Weighted average common shares and common equivalent shares outstanding:
Basic	15,016,429	14,441,707	14,821,619	14,285,829
Diluted	15,016,429	16,809,498	17,185,369	16,593,102

Luna Innovations Incorporated
Consolidated Balance Sheets

	September 30, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$14,430,156	$7,778,541
Accounts receivable, net	5,267,953	5,408,281
Inventory, net	3,400,132	3,346,177
Prepaid expenses	675,933	708,974
Other current assets	220,207	70,208
Total current assets	23,994,381	17,312,181
Property and equipment, net	1,917,164	2,060,709
Intangible assets, net	180,718	288,475
Other assets	1,995	42,710
Total assets	$26,094,258	$19,704,075
Liabilities and stockholders’ equity
Liabilities:
Current Liabilities:
Current portion of long-term debt obligation	$1,000,000	$1,500,000
Current portion of capital lease obligation	69,675	66,617
Accounts payable	1,508,790	1,401,764
Accrued liabilities	3,458,456	3,546,585
Deferred credits	404,487	691,424
Total current liabilities	6,441,408	7,206,390
Long-term debt obligation	—	625,000
Long-term lease obligation	57,662	110,307
Total liabilities	6,499,070	7,941,697
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $ 0.001, 1,321,514 shares authorized, issued and outstanding at September 30, 2014 and December 31, 2013	1,322	1,322
Common stock, par value $ 0.001, 100,000,000 shares authorized, 15,049,698 and 14,527,335 shares issued, 15,026,973 and 14,527,335 shares outstanding at September 30, 2014 and December 31, 2013	15,387	14,842
Less treasury stock at cost, 22,725 shares at September 30, 2014 and zero at December 31, 2013	(32,221)	—
Additional paid-in capital	63,824,535	62,756,571
Accumulated deficit	(44,213,835)	(51,010,357)
Total stockholders’ equity	19,595,188	11,762,378
Total liabilities and stockholders’ equity	$26,094,258	$19,704,075

Luna Innovations Incorporated
Consolidated Statements of Cash Flows

	Nine months ended September 30,
	2014	2013
	(unaudited)
Cash flows used in operating activities
Net income	$6,880,152	$1,219,603
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortization	491,066	711,375
Share-based compensation	738,802	896,554
Gain on sale of discontinued operations, net of income taxes	(9,093,268)	(3,448,270)
Bad debt expense	—	124,810
Tax benefit from utilization of loss from current year operations	(1,437,958)	(1,448,260)
Change in assets and liabilities
Accounts receivable	139,950	1,880,545
Inventory	(92,320)	(438,592)
Other current assets	(170,857)	26,931
Other assets	40,715	91,376
Accounts payable and accrued expenses	(98,920)	(600,471)
Deferred credits	(286,937)	(274,746)
Net cash used in operating activities	(2,889,575)	(1,259,145)
Cash flows provided by investing activities
Acquisition of property and equipment	(199,532)	(161,519)
Intangible property costs	(197,683)	(187,928)
Proceeds from sale of discontinued operations, net of fees	10,927,268	4,522,460
Net cash provided by investing activities	10,530,053	4,173,013
Cash flows (used in)/provided by financing activities
Payments on capital lease obligations	(49,587)	(40,993)
Payment of debt obligations	(1,125,000)	(1,125,000)
Purchase of treasury stock	(32,221)	—
Proceeds from the exercise of options and warrants	217,945	96,329
Net cash used in financing activities	(988,863)	(1,069,664)
Net increase in cash or cash equivalents	6,651,615	1,844,204
Cash and cash equivalents-beginning of period	7,778,541	6,340,461
Cash and cash equivalents-end of period	$14,430,156	$8,184,665

Luna Innovations Incorporated
Reconciliation of Net (Loss)/Income to EBITDA and Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
Net (loss)/income	$(744,170)	$(613,912)	$6,880,152	$1,219,603
Less (loss)/income from discontinued operations, net of income taxes	(277,614)	160,667	9,065,141	4,348,449
Net loss from continuing operations	(466,556)	(774,579)	(2,184,989)	(3,128,846)
Interest expense	21,275	42,654	80,942	150,614
Tax benefit	(274,709)	(491,925)	(1,419,882)	(2,033,694)
Depreciation and amortization	154,502	222,131	491,066	711,375
EBITDA	(565,488)	(1,001,719)	(3,032,863)	(4,300,551)
Share-based compensation	250,209	278,468	738,802	896,554
Adjusted EBITDA	$(315,279)	$(723,251)	$(2,294,061)	$(3,403,997)
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Investor Contact:
Dale Messick, CFO
Luna Innovations Incorporated
Phone: 1.540.769.8400
Email: IR@lunainc.com